UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

Nugget Resources Inc.

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(Exact name of registrant as specified in its charter)

Nevada 333-132648 Pending ---------------- ---------------- ------------------ (State or other (Commission (IRS Employer jurisdiction of File Number) Identification No.) incorporation)

778 Fort Street, Victoria, British Columbia V8W 1H2 ------------------------------------------------------ --------- (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (250) 385-8444

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7322 Prince Edward Street, Vancouver, B.C., Canada V5X 3P7

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act  (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR240.13e-4(c))

Section 8 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;

                 Appointment of Principal Officers

On February 16, 2007, Peter Sorel was appointed as our secretary and treasurer in place of David Matzele who has resigned due to health reasons.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2007		Nugget Resources Inc.

	By:	/s/ Peter Sorel
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Peter Sorel, President